HEI Exhibit 99
August 10, 2015

Contact:	Clifford H. Chen
	Manager, Investor Relations & Strategic Planning	Telephone: (808) 543-7300
E-mail: ir@hei.com

HAWAIIAN ELECTRIC INDUSTRIES REPORTS SECOND QUARTER 2015 EARNINGS AND 2015 EPS GUIDANCE

Diluted Earnings Per Share (EPS) of $0.33 and Core EPS1 of $0.39
Results In Line with EPS Guidance

HONOLULU - Hawaiian Electric Industries, Inc. (NYSE - HE) (HEI) today reported consolidated net income for common stock for the second quarter of 2015 of $35.0 million, or diluted earnings per share (EPS) of $0.33. Excluding $7.2 million after-tax of merger-related costs associated with the pending merger with NextEra Energy, Inc. and the spin-off of ASB Hawaii, core earnings1 for the second quarter of 2015 were $42.2 million or $0.39 EPS, compared to $41.3 million or $0.41 EPS for the second quarter of 2014.
“Our utility continued to invest in modernizing and improving the electric grids on the five islands we serve to support the integration of more renewable energy, improve customer service and maintain system stability. We remain focused on further reducing costs for our customers while providing safe, reliable and ever cleaner electricity,” said Constance Lau, HEI president and chief executive officer.
“Our bank delivered consistent financial results with good core deposit growth and strong mortgage banking income this quarter. Credit quality remained sound while maintaining healthy capital levels,” added Lau.
“In the quarter, we achieved an important milestone for our pending bank spin and utility merger when our shareholders approved the merger with approximately 90% of the voted shares voting in favor of the merger. The process to obtain Hawaii Public Utilities Commission approval is also underway. We firmly believe that as we and our merger partner, NextEra Energy, are able to provide more information and engage in additional discussions, the commission and others will conclude that this partnership will result in significant benefits to our customers and will further underscore Hawaii’s
_________________

[1]	Non-GAAP measure which excludes merger-related costs after-tax for the second quarter of 2015. See the “Explanation of HEI’s Use of Certain Unaudited Non-GAAP measures” and the related reconciliation.

Hawaiian Electric Industries, Inc.
August 10, 2015

global leadership in clean energy. Both Hawaiian Electric and NextEra Energy each have made clear that we are fully committed to achieving Hawaii’s new goal of 100% renewable energy by 2045. Together, we believe we can get there faster.”

HAWAIIAN ELECTRIC COMPANY EARNINGS CONSISTENT WITH EXPECTATIONS
Hawaiian Electric Company’s2 net income for the second quarter of 2015 was $32.8 million compared to $34.2 million for the same quarter last year. The $1.4 million decline was mainly driven by the following on an after-tax basis:

•	Depreciation expense was $2 million higher as a result of increasing investments for the integration of more renewable energy, improved customer reliability and greater system efficiency; and

•
O&M expenses[3] were $1 million higher in the second quarter of 2015 compared to the prior year primarily driven by higher consulting costs for our energy transformation plans, higher transmission and distribution costs and benefits expense, partially offset by lower overhaul and smart grid costs in the second quarter of 2015.

These were partially offset by (on an after-tax basis) $1 million higher allowance for funds used during construction and lower interest expense.

AMERICAN SAVINGS BANK CONTINUES TO DELIVER SOLID PERFORMANCE
American Savings Bank’s (American) net income for the second quarter of 2015 was $12.9 million compared to $13.5 million in the first, or linked quarter of 2015 and $11.5 million in the second quarter of 2014. Second quarter 2015 net income was $0.6 million lower than the linked quarter primarily driven by the following on an after-tax basis:

_____________

[2]	Hawaiian Electric Company, unless otherwise defined, refers to the three utilities, Hawaiian Electric Company, Inc. on Oahu, Maui Electric Company, Limited, and Hawaii Electric Light Company, Inc.

[3]
Excludes net income neutral expenses covered by surcharges or by third parties of $2 million and $3 million in the second quarter of 2015 and 2014, respectively. See “Explanation of HEI’s Use of Certain Unaudited Non-GAAP measures” and the related reconciliation.

Note: Amounts indicated as “after-tax” in this earnings release are based upon adjusting items for the composite statutory tax rates of 39% for the utilities and 40% for the bank.

Hawaiian Electric Industries, Inc.
August 10, 2015

•	$1 million higher net interest income primarily driven by higher interest-earning assets and fees related to the early payoff of commercial loans, offset by

•	$1 million higher provision for loan losses; and

•	$1 million higher noninterest expense.
Compared to the second quarter of 2014, net income was higher by $1.3 million primarily driven by the following on an after-tax basis:

•	$1 million higher net interest income in the second quarter of 2015 primarily due to higher average loan balances; and

•	$2 million higher noninterest income primarily from mortgage banking and fees on deposit products in the second quarter of 2015, partially offset by

•	$1 million higher noninterest expense in the second quarter of 2015 due primarily to higher pension and benefits expense.
Overall, American achieved solid profitability in the second quarter of 2015 with a return on average equity of 9.38% and a return on average assets of 0.89%.
For additional information, refer to the American news release issued on July 30, 2015.

HOLDING AND OTHER COMPANIES
The holding and other companies’ net losses were $10.7 million in the second quarter of 2015. Excluding costs related to the pending merger with NextEra Energy, Inc. and the spin-off of ASB Hawaii, the second quarter of 2015 net loss was $3.5 million compared to $4.5 million in the same quarter last year primarily due to lower interest and other costs.

BOARD DECLARES QUARTERLY DIVIDEND
On August 7, 2015, the board of directors maintained HEI’s quarterly cash dividend of $0.31 cents per share, payable on September 10, 2015, to shareholders of record at the close of business on August 24, 2015 (ex-dividend date is August 20, 2015). The dividend is equivalent to an annual rate of $1.24 per share.
Dividends have been paid continuously since 1901. At the indicated annual dividend rate and the closing share price on August 7, 2015 of $30.99, HEI’s yield is 4.0%.

Hawaiian Electric Industries, Inc.
August 10, 2015

HEI WEBCAST AND CONFERENCE CALL TO DISCUSS EARNINGS AND EPS GUIDANCE
Hawaiian Electric Industries, Inc. will conduct a webcast and conference call to review its second quarter of 2015 earnings and 2015 EPS guidance on Monday, August 10, 2015, at 7:00 a.m. Hawaii time (1:00 p.m. Eastern time). The event can be accessed through HEI’s website at www.hei.com or by dialing (888) 311-8190 and entering passcode: 74311446. International parties may listen to the conference by calling the following toll free number, (330) 863-3378 and entering passcode: 74311446. The presentation for the webcast will be on HEI’s website under the heading “Investor Relations.” HEI and Hawaiian Electric Company intend to continue to use HEI’s website, www.hei.com, as a means of disclosing additional information. Such disclosures will be included on HEI’s website in the Investor Relations section. Accordingly, investors should routinely monitor such portions of HEI’s website, in addition to following HEI’s, Hawaiian Electric Company’s and American’s press releases, HEI’s and Hawaiian Electric Company’s Securities and Exchange Commission (SEC) filings and HEI’s public conference calls and webcasts. The information on HEI’s website is not incorporated by reference in this document or in HEI’s and Hawaiian Electric Company’s SEC filings unless, and except to the extent, specifically incorporated by reference. Investors may also wish to refer to the Public Utilities Commission of the State of Hawaii (PUC) website at dms.puc.hawaii.gov/dms in order to review documents filed with and issued by the PUC. No information on the PUC website is incorporated by reference in this document or in HEI’s and Hawaiian Electric Company’s SEC filings.
An on-line replay of the webcast will be available on HEI’s website beginning about two hours after the event. Audio replays of the teleconference will also be available approximately two hours after the event through August 24, 2015, by dialing (855) 859-2056 or (404) 537-3406 and entering passcode: 74311446.
HEI supplies power to approximately 450,000 customers or 95% of Hawaii’s population through its electric utilities, Hawaiian Electric Company, Inc., Hawaii Electric Light Company, Inc. and Maui Electric Company, Limited and provides a wide array of banking and other financial services to consumers and businesses through American Savings Bank, one of Hawaii’s largest financial institutions.

Hawaiian Electric Industries, Inc.
August 10, 2015

NON-GAAP MEASURES
See “Explanation of HEI’s Use of Certain Unaudited Non-GAAP Measures” and related reconciliations on pages 14 to 15 of this release.

FORWARD-LOOKING STATEMENTS
This release may contain “forward-looking statements,” which include statements that are predictive in nature, depend upon or refer to future events or conditions, and usually include words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “predicts,” “estimates” or similar expressions. In addition, any statements concerning future financial performance, ongoing business strategies or prospects or possible future actions are also forward-looking statements. Forward-looking statements are based on current expectations and projections about future events and are subject to risks, uncertainties and the accuracy of assumptions concerning HEI and its subsidiaries, the performance of the industries in which they do business and economic and market factors, among other things. These forward-looking statements are not guarantees of future performance.
Forward-looking statements in this release should be read in conjunction with the “Forward-Looking Statements” and “Risk Factors” discussions (which are incorporated by reference herein) set forth in HEI’s Annual Report on Form 10-K for the year ended December 31, 2014, HEI’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2015 and HEI’s future periodic reports that discuss important factors that could cause HEI’s results to differ materially from those anticipated in such statements. These forward-looking statements speak only as of the date of the report, presentation or filing in which they are made. Except to the extent required by the federal securities laws, HEI, Hawaiian Electric Company, American and their subsidiaries undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

###

Hawaiian Electric Industries, Inc. (HEI) and Subsidiaries CONSOLIDATED STATEMENTS OF INCOME (Unaudited)

	Three months ended June 30		Six months ended June 30
(in thousands, except per share amounts)	2015	2014	2015	2014
Revenues
Electric utility	$558,163	$738,429	$1,131,605	$1,458,491
Bank	65,783	60,616	130,131	124,235
Other	(34)	(388)	38	(320)
Total revenues	623,912	798,657	1,261,774	1,582,406
Expenses
Electric utility	492,002	668,361	1,007,808	1,317,757
Bank	46,057	42,660	89,774	83,748
Other	13,123	4,453	21,956	8,504
Total expenses	551,182	715,474	1,119,538	1,410,009
Operating income (loss)
Electric utility	66,161	70,068	123,797	140,734
Bank	19,726	17,956	40,357	40,487
Other	(13,157)	(4,841)	(21,918)	(8,824)
Total operating income	72,730	83,183	142,236	172,397
Interest expense, net—other than on deposit liabilities and other bank borrowings	(18,906)	(20,022)	(38,006)	(39,478)
Allowance for borrowed funds used during construction	682	523	1,181	1,137
Allowance for equity funds used during construction	1,896	1,387	3,309	2,996
Income before income taxes	56,402	65,071	108,720	137,052
Income taxes	20,911	23,317	40,890	49,038
Net income	35,491	41,754	67,830	88,014
Preferred stock dividends of subsidiaries	473	473	946	946
Net income for common stock	$35,018	$41,281	$66,884	$87,068
Basic earnings per common share	$0.33	$0.41	0.63	$0.86
Diluted earnings per common share	$0.33	$0.41	0.63	$0.85
Dividends per common share	$0.31	$0.31	$0.62	$0.62
Weighted-average number of common shares outstanding	107,418	101,495	105,361	101,439
Adjusted weighted-average shares	107,694	101,825	105,659	102,045
Net income (loss) for common stock by segment
Electric utility	$32,841	$34,230	$59,715	$69,650
Bank	12,851	11,536	26,326	25,935
Other	(10,674)	(4,485)	(19,157)	(8,517)
Net income for common stock	$35,018	$41,281	$66,884	$87,068
Comprehensive income attributable to Hawaiian Electric Industries, Inc.	$31,891	$44,181	$67,815	$91,135
Return on average common equity (twelve months ended)[1]			8.1%	10.3%

Prior period financial statements reflect the retrospective application of Accounting Standards Update (ASU) No. 2014-01, “Investments-Equity Method and Joint Ventures (Topic 323): Accounting for Investments in Qualified Affordable Housing Projects,” which was adopted as of January 1, 2015 and did not have a material impact on the Company’s financial condition or results of operations.
This information should be read in conjunction with the consolidated financial statements and the notes thereto in HEI’s Annual Report on SEC Form 10-K for the year ended December 31, 2014, ASB Hawaii, Inc.'s Form 10 filed with the SEC on March 30, 2015 and HEI's Quarterly Reports on SEC Form 10-Q for the quarters ended March 31, 2015 and June 30, 2015 (when filed), as updated by SEC Forms 8-K. Results of operations for interim periods are not necessarily indicative of results to be expected for future interim periods or the full year.
1 On a core basis, 2015 and 2014 returns on average common equity (twelve months ended June 30) were 9.0% and 10.3%, respectively.  See reconciliation of GAAP to non-GAAP measures.

Hawaiian Electric Industries, Inc. (HEI) and Subsidiaries
CONSOLIDATED BALANCE SHEETS
(Unaudited)

(dollars in thousands)	June 30, 2015	December 31, 2014
Assets
Cash and cash equivalents	$300,687	$175,542
Accounts receivable and unbilled revenues, net	269,207	313,696
Available-for-sale investment securities, at fair value	693,520	550,394
Stock in Federal Home Loan Bank, at cost	10,678	69,302
Loans receivable held for investment, net	4,410,817	4,389,033
Loans held for sale, at lower of cost or fair value	5,581	8,424
Property, plant and equipment, net of accumulated depreciation of $2,288,804 and $2,250,950 at the respective dates	4,269,241	4,148,774
Regulatory assets	904,559	905,264
Other	493,151	542,523
Goodwill	82,190	82,190
Total assets	$11,439,631	$11,185,142
Liabilities and shareholders’ equity
Liabilities
Accounts payable	$183,094	$186,425
Interest and dividends payable	25,360	25,336
Deposit liabilities	4,803,271	4,623,415
Short-term borrowings—other than bank	124,543	118,972
Other bank borrowings	314,157	290,656
Long-term debt, net—other than bank	1,506,546	1,506,546
Deferred income taxes	632,718	633,570
Regulatory liabilities	357,089	344,849
Contributions in aid of construction	482,760	466,432
Defined benefit pension and other postretirement benefit plans liability	615,945	632,845
Other	461,335	531,230
Total liabilities	9,506,818	9,360,276
Preferred stock of subsidiaries - not subject to mandatory redemption	34,293	34,293
Shareholders’ equity
Preferred stock, no par value, authorized 10,000,000 shares; issued: none	—	—
Common stock, no par value, authorized 200,000,000 shares; issued and outstanding: 107,446,530 shares and 102,565,266 shares at the respective dates	1,626,569	1,521,297
Retained earnings	298,398	296,654
Accumulated other comprehensive loss, net of tax benefits	(26,447)	(27,378)
Total shareholders’ equity	1,898,520	1,790,573
Total liabilities and shareholders’ equity	$11,439,631	$11,185,142
Prior period financial statements reflect the retrospective application of ASU No. 2014-01, “Investments-Equity Method and Joint Ventures (Topic 323): Accounting for Investments in Qualified Affordable Housing Projects,” which was adopted as of January 1, 2015 and did not have a material impact on the Company’s financial condition or results of operations.
This information should be read in conjunction with the consolidated financial statements and the notes thereto in HEI’s Annual Report on SEC Form 10-K for the year ended December 31, 2014, ASB Hawaii, Inc.'s Form 10 filed with the SEC on March 30, 2015 and HEI's Quarterly Reports on SEC Form 10-Q for the quarters ended March 31, 2015 and June 30, 2015 (when filed), as updated by SEC Forms 8-K.

Hawaiian Electric Industries, Inc. (HEI) and Subsidiaries
CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)

Six months ended June 30	2015	2014
(in thousands)
Cash flows from operating activities
Net income	$67,830	$88,014
Adjustments to reconcile net income to net cash provided by operating activities
Depreciation of property, plant and equipment	91,731	86,397
Other amortization	4,320	4,014
Provision for loan losses	2,439	2,016
Loans receivable originated and purchased, held for sale	(168,921)	(69,656)
Proceeds from sale of loans receivable, held for sale	173,267	75,040
Increase in deferred income taxes	22,980	28,570
Excess tax benefits from share-based payment arrangements	(984)	(267)
Allowance for equity funds used during construction	(3,309)	(2,996)
Change in cash overdraft	193	(1,038)
Changes in assets and liabilities
Decrease (increase) in accounts receivable and unbilled revenues, net	44,489	(2,986)
Increase in fuel oil stock	(2,362)	(27,206)
Increase in regulatory assets	(19,976)	(17,731)
Decrease in accounts, interest and dividends payable	(56,076)	(64,843)
Change in prepaid and accrued income taxes and utility revenue taxes	(4,390)	(32,510)
Increase (decrease) in defined benefit pension and other postretirement benefit plans liability	218	(1,714)
Change in other assets and liabilities	(47,146)	(16,909)
Net cash provided by operating activities	104,303	46,195
Cash flows from investing activities
Available-for-sale investment securities purchased	(208,110)	(125,531)
Principal repayments on available-for-sale investment securities	63,568	33,202
Proceeds from sale of available-for-sale investment securities	—	79,564
Redemption of stock from Federal Home Loan Bank	58,623	11,683
Net increase in loans held for investment	(23,206)	(137,122)
Proceeds from sale of real estate acquired in settlement of loans	1,258	2,162
Capital expenditures	(142,236)	(149,253)
Contributions in aid of construction	19,089	13,209
Other	3,308	(16)
Net cash used in investing activities	(227,706)	(272,102)
Cash flows from financing activities
Net increase in deposit liabilities	179,856	152,383
Net increase in short-term borrowings with original maturities of three months or less	5,571	79,693
Net increase (decrease) in retail repurchase agreements	13,508	(2,053)
Proceeds from other bank borrowings	10,000	—
Proceeds from issuance of long-term debt	—	125,000
Repayment of long-term debt	—	(100,000)
Excess tax benefits from share-based payment arrangements	984	267
Net proceeds from issuance of common stock	104,469	3,048
Common stock dividends	(65,140)	(62,916)
Preferred stock dividends of subsidiaries	(946)	(946)
Other	246	(228)
Net cash provided by financing activities	248,548	194,248
Net increase (decrease) in cash and cash equivalents	125,145	(31,659)
Cash and cash equivalents, beginning of period	175,542	220,036
Cash and cash equivalents, end of period	$300,687	$188,377
Prior period financial statements reflect the retrospective application of ASU No. 2014-01, “Investments-Equity Method and Joint Ventures (Topic 323): Accounting for Investments in Qualified Affordable Housing Projects,” which was adopted as of January 1, 2015 and did not have a material impact on the Company’s financial condition or results of operations.
This information should be read in conjunction with the consolidated financial statements and the notes thereto in HEI’s Annual Report on SEC Form 10-K for the year ended December 31, 2014, ASB Hawaii, Inc.'s Form 10 filed with the SEC on March 30, 2015 and HEI's Quarterly Reports on SEC Form 10-Q for the quarters ended March 31, 2015 and June 30, 2015 (when filed), as updated by SEC Forms 8-K.

Hawaiian Electric Company, Inc. (Hawaiian Electric) and Subsidiaries
CONSOLIDATED STATEMENTS OF INCOME
(Unaudited)

	Three months ended June 30		Six months ended June 30
(dollars in thousands, except per barrel amounts)	2015	2014	2015	2014
Revenues	$558,163	$738,429	1,131,605	1,458,491
Expenses
Fuel oil	146,231	270,257	323,037	556,557
Purchased power	149,284	188,323	285,291	353,239
Other operation and maintenance	98,864	98,564	202,866	187,170
Depreciation	44,241	41,593	88,484	83,196
Taxes, other than income taxes	53,382	69,624	108,130	137,595
Total expenses	492,002	668,361	1,007,808	1,317,757
Operating income	66,161	70,068	123,797	140,734
Allowance for equity funds used during construction	1,896	1,387	3,309	2,996
Interest expense and other charges, net	(16,288)	(16,852)	(32,613)	(32,575)
Allowance for borrowed funds used during construction	682	523	1,181	1,137
Income before income taxes	52,451	55,126	95,674	112,292
Income taxes	19,111	20,397	34,961	41,644
Net income	33,340	34,729	60,713	70,648
Preferred stock dividends of subsidiaries	229	229	458	458
Net income attributable to Hawaiian Electric	33,111	34,500	60,255	70,190
Preferred stock dividends of Hawaiian Electric	270	270	540	540
Net income for common stock	$32,841	$34,230	59,715	69,650
Comprehensive income attributable to Hawaiian Electric	$32,826	$34,243	$59,722	$69,672
OTHER ELECTRIC UTILITY INFORMATION
Kilowatthour sales (millions)
Hawaiian Electric	1,615	1,652	3,142	3,247
Hawaii Electric Light	257	261	510	520
Maui Electric	272	276	536	548
	2,144	2,189	4,188	4,315
Wet-bulb temperature (Oahu average; degrees Fahrenheit)	69.2	69.1	67.8	68.1
Cooling degree days (Oahu)	1,181	1,244	1,976	2,072
Average fuel oil cost per barrel	$69.37	$132.07	$77.85	$131.60

Twelve months ended June 30			2015	2014
Return on average common equity (%) (simple average)
Hawaiian Electric			7.87	9.56
Hawaii Electric Light			6.01	7.58
Maui Electric			8.87	8.16
Hawaiian Electric Consolidated			7.70	8.99
This information should be read in conjunction with the consolidated financial statements and the notes thereto in Hawaiian Electric’s Annual Report on SEC Form 10-K for the year ended December 31, 2014 and the consolidated financial statements and the notes thereto in Hawaiian Electric's Quarterly Reports on SEC Form 10-Q for the quarters ended March 31, 2015 and June 30, 2015 (when filed), as updated by SEC Forms 8-K. Results of operations for interim periods are not necessarily indicative of results to be expected for future interim periods or the full year.

Hawaiian Electric Company, Inc. (Hawaiian Electric) and Subsidiaries
CONSOLIDATED BALANCE SHEETS
(Unaudited)

(dollars in thousands, except par value)	June 30, 2015	December 31, 2014
Assets
Property, plant and equipment
Utility property, plant and equipment
Land	$52,022	$52,299
Plant and equipment	6,142,229	6,009,482
Less accumulated depreciation	(2,218,703)	(2,175,510)
Construction in progress	196,355	158,616
Utility property, plant and equipment, net	4,171,903	4,044,887
Nonutility property, plant and equipment, less accumulated depreciation of $1,228 and $1,227 at respective dates	6,562	6,563
Total property, plant and equipment, net	4,178,465	4,051,450
Current assets
Cash and cash equivalents	4,470	13,762
Customer accounts receivable, net	139,922	158,484
Accrued unbilled revenues, net	109,444	137,374
Other accounts receivable, net	5,890	4,283
Fuel oil stock, at average cost	108,408	106,046
Materials and supplies, at average cost	57,355	57,250
Prepayments and other	35,962	66,383
Regulatory assets	99,236	71,421
Total current assets	560,687	615,003
Other long-term assets
Regulatory assets	805,323	833,843
Unamortized debt expense	7,900	8,323
Other	81,932	81,838
Total other long-term assets	895,155	924,004
Total assets	$5,634,307	$5,590,457
Capitalization and liabilities
Capitalization
Common stock ($6 2/3 par value, authorized 50,000,000 shares; outstanding 15,805,327 shares)	$105,388	$105,388
Premium on capital stock	578,933	578,938
Retained earnings	1,012,285	997,773
Accumulated other comprehensive income, net of income taxes-retirement benefit plans	52	45
Common stock equity	1,696,658	1,682,144
Cumulative preferred stock — not subject to mandatory redemption	34,293	34,293
Long-term debt, net	1,206,546	1,206,546
Total capitalization	2,937,497	2,922,983
Current liabilities
Short-term borrowings from non-affiliates	88,993	—
Accounts payable	147,750	163,934
Interest and preferred dividends payable	22,367	22,316
Taxes accrued	188,653	250,402
Regulatory liabilities	763	632
Other	66,385	65,146
Total current liabilities	514,911	502,430
Deferred credits and other liabilities
Deferred income taxes	605,702	602,872
Regulatory liabilities	356,326	344,217
Unamortized tax credits	83,893	79,492
Defined benefit pension and other postretirement benefit plans liability	578,637	595,395
Other	74,581	76,636
Total deferred credits and other liabilities	1,699,139	1,698,612
Contributions in aid of construction	482,760	466,432
Total capitalization and liabilities	$5,634,307	$5,590,457
This information should be read in conjunction with the consolidated financial statements and the notes thereto in Hawaiian Electric’s Annual Report on SEC Form 10-K for the year ended December 31, 2014 and the consolidated financial statements and the notes thereto in Hawaiian Electric's Quarterly Reports on SEC Form 10-Q for the quarters ended March 31, 2015 and June 30, 2015 (when filed), as updated by SEC Forms 8-K.

Hawaiian Electric Company, Inc. (Hawaiian Electric) and Subsidiaries
CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)

Six months ended June 30	2015	2014
(in thousands)
Cash flows from operating activities
Net income	$60,713	$70,648
Adjustments to reconcile net income to net cash provided by operating activities
Depreciation of property, plant and equipment	88,484	83,196
Other amortization	2,748	3,597
Increase in deferred income taxes	33,320	45,386
Change in tax credits, net	4,461	4,227
Allowance for equity funds used during construction	(3,309)	(2,996)
Change in cash overdraft	193	(1,038)
Changes in assets and liabilities
Decrease (increase) in accounts receivable	16,955	(5,039)
Decrease in accrued unbilled revenues	27,930	2,255
Increase in fuel oil stock	(2,362)	(27,206)
Increase in materials and supplies	(105)	(1,835)
Increase in regulatory assets	(19,976)	(17,731)
Decrease in accounts payable	(68,951)	(63,306)
Change in prepaid and accrued income taxes and revenue taxes	(63,613)	(38,270)
Increase (decrease) in defined benefit pension and other postretirement benefit plans liability	221	(498)
Change in other assets and liabilities	(13,102)	(26,258)
Net cash provided by operating activities	63,607	25,132
Cash flows from investing activities
Capital expenditures	(134,563)	(145,734)
Contributions in aid of construction	19,089	13,209
Net cash used in investing activities	(115,474)	(132,525)
Cash flows from financing activities
Common stock dividends	(45,203)	(44,246)
Preferred stock dividends of Hawaiian Electric and subsidiaries	(998)	(998)
Net increase in short-term borrowings from non-affiliates and affiliate with original maturities of three months or less	88,993	102,989
Other	(217)	(457)
Net cash provided by financing activities	42,575	57,288
Net decrease in cash and cash equivalents	(9,292)	(50,105)
Cash and cash equivalents, beginning of period	13,762	62,825
Cash and cash equivalents, end of period	$4,470	$12,720
This information should be read in conjunction with the consolidated financial statements and the notes thereto incorporated by reference in Hawaiian Electric’s Annual Report on SEC Form 10-K for the year ended December 31, 2014 and the consolidated financial statements and the notes thereto in Hawaiian Electric's Quarterly Reports on SEC Form 10-Q for the quarters ended March 31, 2015 and June 30, 2015 (when filed), as updated by SEC Forms 8-K.

American Savings Bank, F.S.B.
STATEMENTS OF INCOME DATA
(Unaudited)

	Three months ended			Six months ended June 30
(in thousands)	June 30, 2015	March 31, 2015	June 30, 2014	2015	2014
Interest and dividend income
Interest and fees on loans	$46,035	$45,198	$43,851	$91,233	$87,533
Interest and dividends on investment securities	3,306	3,051	2,950	6,357	5,985
Total interest and dividend income	49,341	48,249	46,801	97,590	93,518
Interest expense
Interest on deposit liabilities	1,266	1,260	1,237	2,526	2,462
Interest on other borrowings	1,487	1,466	1,420	2,953	2,825
Total interest expense	2,753	2,726	2,657	5,479	5,287
Net interest income	46,588	45,523	44,144	92,111	88,231
Provision for loan losses	1,825	614	1,021	2,439	2,016
Net interest income after provision for loan losses	44,763	44,909	43,123	89,672	86,215
Noninterest income
Fees from other financial services	5,550	5,355	5,217	10,905	10,345
Fee income on deposit liabilities	5,424	5,315	4,645	10,739	9,066
Fee income on other financial products	2,103	1,889	2,064	3,992	4,354
Bank-owned life insurance	1,058	983	982	2,041	1,945
Mortgage banking income	2,068	1,822	246	3,890	874
Gains on sale of investment securities	—	—	—	—	2,847
Other income, net	239	735	661	974	1,286
Total noninterest income	16,442	16,099	13,815	32,541	30,717
Noninterest expense
Compensation and employee benefits	22,319	21,766	19,872	44,085	40,158
Occupancy	4,009	4,113	4,489	8,122	8,442
Data processing	2,953	3,116	2,971	6,069	6,031
Services	2,833	2,341	2,855	5,174	5,128
Equipment	1,690	1,701	1,609	3,391	3,254
Office supplies, printing and postage	1,303	1,483	1,456	2,786	3,072
Marketing	844	841	1,031	1,685	1,742
FDIC insurance	773	811	805	1,584	1,601
Other expense	4,755	4,205	3,894	8,960	7,016
Total noninterest expense	41,479	40,377	38,982	81,856	76,444
Income before income taxes	19,726	20,631	17,956	40,357	40,488
Income taxes	6,875	7,156	6,420	14,031	14,553
Net income	$12,851	$13,475	$11,536	$26,326	$25,935
Comprehensive income	$9,544	$17,318	$14,294	$26,862	$29,717
OTHER BANK INFORMATION (annualized %, except as of period end)
Return on average assets	0.89	0.96	0.86	0.93	0.97
Return on average equity	9.38	9.96	8.69	9.67	9.81
Return on average tangible common equity	11.04	11.74	10.28	11.39	11.61
Net interest margin	3.52	3.52	3.55	3.52	3.59
Net charge-offs to average loans outstanding	0.11	0.04	(0.04)	0.08	(0.01)
As of period end
Nonperforming assets to loans outstanding and real estate owned *	0.70	0.80	1.05
Allowance for loan losses to loans outstanding	1.04	1.03	0.99
Tangible common equity to tangible assets	8.16	8.18	8.45
Tier-1 leverage ratio *	8.8	8.9	9.0
Total capital ratio *	13.5	13.2	12.6
Dividend paid to HEI (via ASB Hawaii, Inc.) ($ in millions)	$7.5	$7.5	$9.8
* Regulatory basis. Capital ratios as of June 30, 2015 and March 31, 2015 calculated under Basel III rules, which became effective January 1, 2015.
Prior period financial statements reflect the retrospective application of ASU No. 2014-01, “Investments-Equity Method and Joint Ventures (Topic 323): Accounting for Investments in Qualified Affordable Housing Projects,” which was adopted as of January 1, 2015 and did not have a material impact on ASB’s financial condition or results of operations.
This information should be read in conjunction with the consolidated financial statements and the notes thereto in HEI’s Annual Report on SEC Form 10-K for the year ended December 31, 2014, ASB Hawaii, Inc.'s Form 10 filed with the SEC on March 30, 2015 and HEI's Quarterly Reports on SEC Form 10-Q for the quarters ended March 31, 2015 and June 30, 2015 (when filed), as updated by SEC Forms 8-K. Results of operations for interim periods are not necessarily indicative of results to be expected for future interim periods or the full year.

American Savings Bank, F.S.B.
BALANCE SHEETS DATA
(Unaudited)

	June 30, 2015		December 31, 2014
(in thousands)
Assets
Cash and due from banks		$106,914		$107,233
Interest-bearing deposits		162,088		54,230
Available-for-sale investment securities, at fair value		693,520		550,394
Stock in Federal Home Loan Bank, at cost		10,678		69,302
Loans receivable held for investment		4,457,182		4,434,651
Allowance for loan losses		(46,365)		(45,618)
Net loans		4,410,817		4,389,033
Loans held for sale, at lower of cost or fair value		5,581		8,424
Other		305,310		305,416
Goodwill		82,190		82,190
Total assets		$5,777,098		$5,566,222
Liabilities and shareholder’s equity
Deposit liabilities–noninterest-bearing		$1,455,721		$1,342,794
Deposit liabilities–interest-bearing		3,347,550		3,280,621
Other borrowings		314,157		290,656
Other		113,015		118,363
Total liabilities		5,230,443		5,032,434
Common stock		1		1
Additional paid in capital		339,416		338,411
Retained earnings		223,260		211,934
Accumulated other comprehensive loss, net of tax benefits
Net unrealized gains on securities	$219		$462
Retirement benefit plans	(16,241)	(16,022)	(17,020)	(16,558)
Total shareholder’s equity		546,655		533,788
Total liabilities and shareholder’s equity		$5,777,098		$5,566,222

Prior period financial statements reflect the retrospective application of ASU No. 2014-01, “Investments-Equity Method and Joint Ventures (Topic 323): Accounting for Investments in Qualified Affordable Housing Projects,” which was adopted as of January 1, 2015 and did not have a material impact on ASB’s financial condition or results of operations.
This information should be read in conjunction with the consolidated financial statements and the notes thereto in HEI’s Annual Report on SEC Form 10-K for the year ended December 31, 2014, ASB Hawaii, Inc.'s Form 10 filed with the SEC on March 30, 2015 and HEI's Quarterly Reports on SEC Form 10-Q for the quarters ended March 31, 2015 and June 30, 2015 (when filed), as updated by SEC Forms 8-K.

EXPLANATION OF HEI’S USE OF CERTAIN UNAUDITED NON-GAAP MEASURES
HEI and Hawaiian Electric Company management use certain non-GAAP measures to evaluate the performance of the utility and HEI. Management believes these non-GAAP measures provide useful information and are a better indicator of the companies’ core operating activities. Core earnings and other financial measures as presented here may not be comparable to similarly titled measures used by other companies. The accompanying tables provide a reconciliation of reported GAAP1 earnings to non-GAAP core earnings and the adjusted return on average common equity (ROACE) for the utility and HEI consolidated.
The reconciling adjustment from GAAP earnings to core earnings is limited to the costs related to the pending merger between HEI and NextEra Energy, Inc. and the spin-off of ASB Hawaii, Inc. For more information on the pending merger, see HEI’s definitive proxy statement on Form DEFM14A filed on March 26, 2015. Management does not consider these items to be representative of the company’s fundamental core earnings.
The accompanying table also provides the calculation of utility GAAP O&M adjusted for costs related to the pending merger discussed above. “O&M-related net income neutral items” which are O&M expenses covered by specific surcharges or by third parties have also been excluded. These “O&M-related net income neutral items” are grossed-up in revenue and expense and do not impact net income.

RECONCILIATION OF GAAP[1] TO NON-GAAP MEASURES
Hawaiian Electric Industries, Inc. and Subsidiaries
Unaudited
($ in millions, except per share amounts)
	Three months ended June 30		Six months ended June 30
	2015	2014	2015	2014
HEI CONSOLIDATED NET INCOME
GAAP (as reported)	$35.0	$41.3	$66.9	$87.1
Excluding special items (after-tax):
Costs related to pending merger with NextEra Energy, Inc. and spin-off of ASB Hawaii, Inc	7.2	—	11.9	—
Non-GAAP (core)	$42.2	$41.3	$78.8	$87.1
HEI CONSOLIDATED DILUTED EARNINGS PER SHARE
GAAP (as reported)	$0.33	$0.41	$0.63	$0.85
Excluding special items (after-tax):
Costs related to pending merger with NextEra Energy, Inc. and spin-off of ASB Hawaii, Inc	0.07	—	0.11	—
Non-GAAP (core)	$0.39	$0.41	$0.75	$0.85
HEI CONSOLIDATED RETURN ON AVERAGE COMMON EQUITY (ROACE) (simple average)			Twelve months ended June 30
			2015	2014
Based on GAAP			8.1%	10.3%
Based on non-GAAP (core)[2]			9.0%	10.3%

Note: Columns may not foot due to rounding
[1] Accounting principles generally accepted in the United States of America
[2] Calculated as core net income divided by average GAAP common equity

RECONCILIATION OF GAAP[1] TO NON-GAAP MEASURES
Hawaiian Electric Company, Inc. and Subsidiaries
Unaudited
($ in millions)
	Three months ended June 30		Six months ended June 30
	2015	2014	2015	2014
HAWAIIAN ELECTRIC CONSOLIDATED NET INCOME
GAAP (as reported)	$32.8	$34.2	$59.7	$69.7
Excluding special items (after-tax):
Costs related to pending merger with NextEra Energy, Inc.	—	—	0.3	—
Non-GAAP (core)	$32.8	$34.2	$60.0	$69.7

HAWAIIAN ELECTRIC CONSOLIDATED RETURN ON AVERAGE COMMON EQUITY			Twelve months ended June 30
(ROACE) (simple average)			2015	2014
Based on GAAP			7.70%	8.99%
Based on non-GAAP (core)[2]			7.72%	8.99%

HAWAIIAN ELECTRIC CONSOLIDATED OTHER OPERATION	Three months ended June 30		Six months ended June 30
AND MAINTENANCE (O&M) EXPENSE	2015	2014	2015	2014
GAAP (as reported)	$98.9	$98.6	$202.9	$187.2
Excluding O&M-related net income neutral items[3]	1.6	2.9	3.5	5.0
Excluding costs related to pending merger with NextEra Energy, Inc.	—	—	0.4	—
Non-GAAP (Adjusted other O&M expense)	$97.2	$95.6	$198.9	$182.2
Note: Columns may not foot due to rounding
[1] Accounting principles generally accepted in the United States of America
[2] Calculated as core net income divided by average GAAP common equity
[3] Expenses covered by surcharges or by third parties recorded in revenues